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                                                          EXHIBIT 10(III) A10(a)

                        NATIONAL SERVICE INDUSTRIES, INC.

                           LONG-TERM INCENTIVE PROGRAM


         1. Purpose. The purposes of the National Service Industries, Inc. Long-Term Incentive Program (the "Program") are to provide additional incentives to those officers and key employees of National Service Industries, Inc. (the "Company") and its Subsidiaries (as hereinafter defined) whose substantial contributions are essential to the continued growth and success of the Company's business to strengthen their commitment to the Company and its Subsidiaries, to motivate those officers and employees to perform their assigned responsibilities faithfully and diligently and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, the Program provides that the Company may grant Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units and Performance Shares (as each term is hereinafter defined).

         2.       Definitions. For purposes of the Program:

                  (a) "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (1) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

                  (b) "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

                  (c) "Award" means a grant of Restricted Stock, Stock Appreciation Rights, Performance Awards or any or all of them.

                  (d)      "Board" means the Board of Directors of the Company.

                  (e) "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, public offering, private placement, change in corporate structure or otherwise, which in the judgment of the Committee is material or significant.

                  (f) "Change in Control" means any of the following events:

                           (1) The acquisition (other than from the Company) by any "Person" (as the term is used for purposes of Sections 13(d) or 14(d) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities; or

                           (2) The individuals who, as of September 21, 1989, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board, provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; or

                           (3)      Approval by stockholders of the Company of
                  (i) a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than seventy percent (70%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation or (ii) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially



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                  all of the assets of the Company.

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to Section 2(f)(1), solely because twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

                  (g) "Code" means the Internal Revenue Code of 1986, as amended.

                  (h) "Committee" means a committee consisting of at least three (3) Disinterested Persons appointed by the Board to administer the Program and to perform the functions set forth herein.

                  (i)      "Company" means National Service Industries, Inc.

                  (j) "Disability" means a physical or mental infirmity which impairs the Optionee's or Grantee's ability to substantially perform his duties for a period of one hundred eighty (180) consecutive days.

                  (k) "Disinterested Person" means a disinterested administrator with respect to the Company or any Subsidiary as described in Rule 16b-3(d)(3) under the Exchange Act.

                  (1) "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

                  (m) "Eligible Employee" means any officer or other designated employees of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

                  (n) "Exchange Act" means the Securities Exchange Act of 1984, as amended.

                  (o) "Fair Market Value" means the fair market value of the Shares as determined in good faith by the Committee; provided, however, that (A) if the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported, (B) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system and have been designated as a National Market System ("NMS") security, Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported, or (C) if the Shares are admitted to quotation on NASDAQ and have not been designated a NMS security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date.

                  (p) "Good Objective" means a challenging and above average level of performance of the Company, a Subsidiary or a Division during a Performance Cycle for which a Performance Award is granted, as determined by the Committee at the time such Performance Award is granted.

                  (q) "Grantee" means a person to whom an Award has been granted under the Program.

                  (r) "Incentive Stock Option" means an Option within the meaning of Section 422A of the Code.

                  (s) "Maximum Realistic Objective" means an excellent level of performance of the Company, a Subsidiary or a Division during a Performance Cycle for which a Performance Award is granted, as determined by the Committee at the time such Performance Award is granted.

                  (t) "Minimum Acceptable Objective" means a minimum level of performance of the Company, a Subsidiary or a Division during a Performance Cycle for which a Performance Award is granted, as determined by the Committee at the time such Performance Award is granted.

                  (u) "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

                  (v) "Option" means an Incentive Stock Option, a Nonqualified Stock Option, or either or both of them.



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                  (w)      "Optionee" means a person to whom an Option has been
         granted under the Program.

                  (x) "Performance Awards" means Performance Units, Performance Shares or either or both of them.

                  (y) "Performance Cycle" means the time period specified by the Committee at the time a Performance Award is granted during which the performance of the Company, a Subsidiary or a Division will be measured, which period shall be at least two fiscal years.

                  (z) "Performance Shares" means Restricted Stock granted under Section 9 of the Program.

                  (aa) "Performance Unit" means Performance Units granted under Section 9 of the Program.

                  (bb) "Restricted Stock" means Shares issued or transferred to an Eligible Employee which are subject to restrictions. Restricted Stock may be subject to restrictions which lapse over time without regard to the performance of the Company, a Subsidiary or a Division, pursuant to Section 8 hereof or may be awarded as Performance Shares pursuant to Section 9 hereof.

                  (cc) "Retirement" means the voluntary termination of employment by the Grantee or Optionee at any time after the Grantee attains age 65.

                  (dd) "Shares" means the common stock, par value $1.00 per share, of the Company (including any new, additional or different stock or securities resulting from a Change in Capitalization).

                  (ee) "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 7 hereof.

                  (ff) "Subsidiary" means any corporation in an unbroken chain of corporations, beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  (gg) "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 425(a) of the Code, which issues or assumes a stock option in a transaction to which Section 425(a) of the Code applies.

                  (hh) "Ten-Percent Stockholder" means an Eligible Employee, who, at the time an Incentive Stock Option is to be granted to him, owns (within the meaning of Section 422A(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a parent or a subsidiary within the meaning of Section 422A(b)(6) of the Code.

         3.       Administration.

                  (a) The Program shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Program. The Committee shall keep minutes of its meetings. A quorum shall consist of not less than three members of the Committee and a majority of a quorum may authorize any action. Each member of the Committee shall be a Disinterested Person. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Program, Agreements, Options or Awards, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation.

                  (b) Subject to the express terms and conditions set forth herein, the Committee or the Board shall have the power from time to time

                           (1) to determine those Eligible Employees to whom Options shall be granted under the Program and the number of Incentive Stock Options and/or Nonqualified Stock Options to be granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Option, including the purchase price per Share subject to each Option, and make any amendment or modification to any Agreement consistent with the terms of the Program;



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                           (2)      to select those Eligible Employees to whom
                  Awards shall be granted under the Program and to determine the number of Performance Units, Performance Shares, Shares of Restricted Stock, and/or Stock Appreciation Rights to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or performance criteria relating to such Units, Shares or Rights, the maximum value of each Performance Unit and Performance Share and whether Stock Appreciation Rights will be granted alone, or in conjunction with or related to an Option, and make any amendment or modification to any Agreement consistent with the terms of the Program;

                  (c) Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

                           (1) to construe and interpret the Program and the Options and Awards granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Program, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Program or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Program fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, a Subsidiary, and the Optionees and Grantees, as the case may be;

                           (2) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Program;

                           (3) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Program;

                           (4) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Program; and

         provided however, that the Committee may delegate to senior members of the management of the Company the right to exercise those powers described in Sections (b)(1) and (2) with respect to Eligible Employees who are not employed in the Company's corporate headquarters (and staff vice presidents and assistant officers).

         4.       Stock Subject to Program.

                  (a) The maximum number of Shares that may be issued or transferred pursuant to Options and Awards under the Program is 1,750,000 Shares (or the number and kind of shares of stock or other securities to which such Shares are adjusted upon a Change in Capitalization pursuant to Section 11) and the Company shall reserve for the purposes of the Program, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

                  (b) Not more than fifteen percent (15%) of the Shares referred to in Section 4(a) may be issued or transferred in connection with Awards of Restricted Stock made pursuant to Section 8 (other than Awards of Performance Shares pursuant to Section 9).

                  (c) Whenever any outstanding Option or Award or portion thereof expires, is cancelled or is otherwise terminated for any reason (other than by exercise of the Option or any Stock Appreciation Right), the Shares allocable to the cancelled or otherwise terminated portion of such Option or Award may again be the subject of Options and Awards hereunder.

                  (d) Whenever any Shares subject to an Award or Option are forfeited for any reason pursuant to the terms of the Program, such Shares may again be the subject of Options and Awards hereunder.

         5. Eligibility. Subject to the provisions of the Program, the Committee shall have full and final authority to select those Eligible Employees who will receive Options and/or Awards provided, however, that no Eligible Employee shall receive any Incentive Stock Options unless he is an employee of the Company, a parent or a subsidiary (within the meaning of Section 422A of the Code) at the time the Incentive Stock Option is granted.



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         6.       Options. The Committee may grant Options in accordance with the Program and the terms and conditions of the Option shall be set forth in an Agreement. Each Option and Agreement shall be subject to the following conditions:

                  (a) Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be set forth in the Agreement, provided that the purchase price per Share under each Option shall not be less than 100% of the Fair Market Value of a Share at the time the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

                  (b) Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

                  (c) Non-transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

                  (d) Vesting. Subject to Section 6(i) hereof, each Option shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

                  (e) Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise, as determined by the Committee in its discretion, in cash, by check, or by transferring Shares to the Company upon such terms and conditions as determined by the Committee. The written notice pursuant to this Section 6(e) may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option and the Agreement evidencing any related Stock Appreciation Right to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

                  (f) Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

                  (g) Termination of Employment. The Agreement shall set forth the terms and conditions of the Option upon the termination of the Optionee's employment with the Company, Subsidiary or a Division (including a Grantee's ceasing to be employed by a Subsidiary or Division as a result of the sale of such Subsidiary or Division or an interest in such Subsidiary or Division) as the Committee may, in its discretion, determine at the time the Option is granted or thereafter; provided, however, that no Option shall be exercisable beyond its maximum term as described in Section 6(b) hereof.



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                  (h)      Modification or Substitution. Subject to the terms of
         the Program, the Committee may, in its discretion, modify outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, no modification of an Option shall adversely alter or impair any rights or obligations under the Agreement without the Optionee's consent.

                  (i) Effect of Change in Control. Notwithstanding anything contained in the Program or an Agreement to the contrary, in the event of a Change in Control, (i) all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable and
         (ii) an Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control, any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x) (A) except as described in clause (B) below, the greater of
         (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or
         (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, at the time of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option; provided, however, that in the case of an Option granted within six (6) months prior to the Change in Control to any Optionee who may be subject to liability under Section 16(b) of the Exchange Act, such Optionee shall be entitled to surrender for cancellation his or her Option during the sixty (60) day period commencing upon the expiration of six (6) months from the date of grant of any such Option.

         7. Stock Appreciation Rights. The Committee may, in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Program and the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 7, be subject to the same terms and conditions as the related Option.

                  (a) Time of Grant. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

                  (b)      Stock Appreciation Right Related to an Option.

                           (1) Payment. A Stock Appreciation Right granted in connection with an Option shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to
                  Section 7(b)(3).

                           (2) Exercise. Subject to Section 7(f), a Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

                           (3) Amount Payable. Except as otherwise provided in Section 7(i), upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

                           (4) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be cancelled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation



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                  Right or the surrender of such Option pursuant to Section
                  6(i), the Stock Appreciation Right shall be cancelled to the extent of the number of Shares as to which the Option is exercised or surrendered.

                  (c) Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Employees Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 7(f)), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten
         (10) years. The amount payable upon exercise of a Stock Appreciation Right shall be determined in accordance with Section 7(b)(3) or 7(i), as the case may be, except that "Fair Market Value of a Share on the date of the grant of the Stock Appreciation Right" shall be substituted in clause (A) of Section 7(b)(3) for "purchase price under the related Option."

                  (d) Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

                  (e) Form of Payment. Payment of the amount determined under Sections 7(b)(3) or 7(c) may be made in the discretion of the Committee, solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash. Notwithstanding the foregoing, no payment in the form of cash may be made upon the exercise of a Stock Appreciation Right pursuant to Sections 7(b)(3) or 7(c) to an officer of the Company or a Subsidiary who is subject to liability under
         Section 16(b) of the Exchange Act, unless the exercise of such Stock Appreciation Right is made during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of the Company's quarterly or annual statements of earnings.

                  (f) Restrictions. No Stock Appreciation Right may be exercised before the date six (6) months after the date it is granted, except in the event that the death or Disability of the Grantee occurs before the expiration of the six-month period.

                  (g) Termination of Employment. The Agreement shall set forth the terms and conditions of the Award upon the termination of the Grantee's employment with the Company, Subsidiary or a Division (including a Grantee's ceasing to be employed by a Subsidiary or Division as a result of the sale of such Subsidiary or Division or an interest in such Subsidiary or Division) as the Committee may, in its discretion, determine at the time the Stock Appreciation Right is granted or thereafter.

                  (h) Modification or Substitution. Subject to the terms of the Program, the Committee may modify outstanding Awards of Stock Appreciation Rights or accept the surrender of outstanding Awards of Stock Appreciation Rights (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

                  (i) Effect of Change in Control. Notwithstanding anything contained in this Program to the contrary, in the event of a Change in Control, subject to Section 7(f), all Stock Appreciation Rights shall become immediately and fully exercisable. Notwithstanding Sections 7(b)(3), 7(c) and 7(e), upon the exercise of a Stock Appreciation Right or any portion thereof during the sixty (60) day period following a Change in Control, the amount payable shall be in cash and shall be determined by reference to (A) except as provided in clause (B) below, the greater of (x) the Fair Market Value of the Shares on the date preceding the date of such exercise and (y) the Adjusted Fair Market Value of the Shares on the date of such exercise or (B) in the case of a Stock Appreciation Right related to an Incentive Stock Option, the Fair Market Value of the Shares on the date of such exercise; provided, however, that in the case of a Stock Appreciation Right granted within six (6) months prior to the Change in Control to any Grantee who may be subject to liability under Section 16(b) of the Exchange Act, such Grantee shall be entitled to exercise his Stock Appreciation Right during the sixty (60) day period commencing upon the expiration of six (6) months from the date of grant of any such Stock Appreciation Right.

         8. Restricted Stock. The Committee may grant Awards of Restricted Stock, and may issue Shares of Restricted Stock in payment in respect of vested Performance Units (as hereinafter provided in Section 9(b)), which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the following terms and provisions:

                  (a) Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                  (b) Non-transferability. Until any restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 8(c), such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

                  (c)      Lapse of Restrictions.

                           (1) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine.

                           (2) Effect of Change in Control. Notwithstanding anything contained in the Program to the contrary, in the event of a Change in Control, all restrictions upon any Shares of Restricted Stock (other than Performance Shares) shall lapse immediately and all such Shares shall become fully vested in the Grantee.

                  (d) Termination of Employment. The Agreement shall set forth the terms and conditions of the Award of Shares of Restricted Stock upon the termination of the Grantee's employment with the Company, a Subsidiary or a Division (including a Grantee's ceasing to be employed by a Subsidiary or Division as a result of the sale of such Subsidiary or Division or an interest in such Subsidiary or Division) as the Committee may, in its discretion, determine at the time the Award is granted or thereafter.

                  (e) Modification or Substitution. Subject to the terms of the Program, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Awards of Restricted Stock (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

                  (f) Treatment of Dividends. At the time the Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the lapsing of restrictions imposed on such Shares, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares pursuant to Section 8(d) or otherwise.

                  (g) Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

         9.       Performance Awards.

                  (a) Performance Objectives. Performance objectives for Performance Awards may be expressed in terms of (i) earnings per Share,
         (ii) pre-tax profits, (iii) net earnings or net worth, (iv) return on equity or assets, (v) any combination of the foregoing, or (vi) any other standard or standards deemed appropriate by the Committee at the time the Award is granted. Performance objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance objectives may be absolute or relative and may be expressed in terms of a progression within a specified range, with the Grantee becoming vested in (i) a minimum percentage of such Performance Awards in the event the Minimum Acceptable Objective is met or, if surpassed, a greater percentage (ii) an intermediate percentage of such Performance Awards in the event the Good Objective is met or, if surpassed, a greater percentage and (iii) one hundred percent (100%) of such Performance Awards in the event the Maximum Realistic Objective is met or surpassed. Prior to the end of a Performance Cycle, the Committee, in its discretion, may adjust the performance objectives to reflect a Change in the Capitalization, a change in the tax rate or book tax rate of the Company or any Subsidiary, or any other event which may materially affect the performance of the Company, a Subsidiary or a Division, including, but not limited to, market conditions or a significant acquisition or disposition of assets or other property by the Company, a Subsidiary or a Division.

                  (b) Performance Units. The Committee may grant Performance Units, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Performance Unit shall, contingent upon the attainment of specified performance objectives within the Performance Cycle, represent one (1) Share. Each Agreement shall specify the number of the Performance Units to which it relates, the performance objectives which must be satisfied in order for the Performance Units to vest, the Performance Cycle within which such objectives must be satisfied, and the form of payment in respect of vested Performance Units.

                           (1) Vesting and Forfeiture. A Grantee shall become vested with respect to the Performance Units to the extent that the performance objectives set forth in the Agreement are satisfied for the Performance Cycle. Subject to Section 9(d) hereof, if the Minimum Acceptable Objective specified in the Agreement is not satisfied for the applicable Performance Cycle, the Grantee's rights with respect to the Performance Shares shall be forfeited.

                           (2) Payment of Awards. Payment of Performance Units to Grantees in respect of vested Performance Units shall be made within sixty (60) days after the last day of the Performance Cycle to which such Award relates. Subject to Section 9(d), such payments may be made entirely in Shares, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion, shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock at the time the Award is granted. Except as provided in Section 9(d), if payment is made in the form of cash, the amount payable in respect of any Share shall be equal to the Fair Market Value of such Share on the last day of the Performance Cycle.

                           (3) Termination of Employment. The Agreement shall set forth the terms and conditions of the Award of Performance Units upon the termination of the Grantee's employment with the Company, a Subsidiary, or a Division (including a Grantee's ceasing to be employed by a Subsidiary or Division as a result of the sale of such Subsidiary or Division or an interest in such Subsidiary or Division) as the Committee may, in its discretion, determine at the time the Award is granted or thereafter.

                  (c) Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares and shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, if any, and the terms and conditions as the Committee may, in its discretion, require, and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

                           (1) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made, the time or times at which the Performance Shares granted pursuant to such Award hereunder shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares.

                           (2) Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 9(c)(3) or 9(d), such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

                           (3) Lapse of Restrictions. Subject to Section 9(d), restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of performance objectives as the Committee may, in its discretion, determine at the time an Award is granted.

                           (4) Termination of Employment. The Agreement shall set forth the terms and conditions of the Award of Performance Shares upon the termination of the Grantee's employment with the Company, a Subsidiary or a Division (including a Grantee's ceasing to be employed by a Subsidiary or Division as a result of the sale of such Subsidiary or Division or an interest in such Subsidiary or Division) as the Committee may, in its discretion, determine at the time the Award is granted or thereafter.

                           (5) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on Performance Shares issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon as aforesaid, shall be made upon the lapsing of restrictions imposed on such Performance Shares, except that any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares pursuant to Section 9(c)(4) or otherwise.

                           (6) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

                  (d) Effect of Change in Control. Notwithstanding anything contained in the Program to the contrary, in the event of a Change in
         Control:

                           (1) With respect to the Performance Units, the Grantee shall (i) become vested in a percentage of Performance Units as determined by the Committee at the time of the Award of such Performance Units and as set forth in the Agreement and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control, a cash payment within ten (10) days after such Change in Control equal to the product of the Adjusted Fair Market Value of a Share multiplied by the number of Performance Units which become vested in accordance with this Section 9(d); and

                           (2) With respect to the Performance Shares, all restrictions shall lapse immediately on all or a portion of the Performance Shares as determined by the Committee at the time of the Award of such Performance Shares and as set forth in the Agreement.

                  (e) Non-transferability. No Performance Awards shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution.

                  (f) Modification or Substitution. Subject to the terms of the Program, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

         10.      Loans.

                  (a) The Company or any Subsidiary may make loans to a Grantee or Optionee in connection with the exercise of an Option, subject to the following terms and conditions and such other terms and conditions not inconsistent with the Program including the rate of interest, if any, as the Committee shall impose from time to time.

                  (b) No loan made under the Program shall exceed the sum of (i) the aggregate purchase price payable pursuant to the Option with respect to which the loan is made, plus (ii) the amount of the reasonably estimated income taxes payable by the Optionee or Grantee with respect to the Option or Award. In no event may any such loan exceed the Fair Market Value, at the date of exercise, of any such Shares.

                  (c) No loan shall have an initial term exceeding ten (10) years; provided, however, that loans under the Program shall be renewable at the discretion of the Committee.

                  (d) Loans under the Program may be satisfied by an Optionee or Grantee, as determined by the Committee, in cash or, with the consent of the Committee, in whole or in part by the transfer to the Company of Shares whose Fair Market Value on the date of such payment is equal to the cash amount for which such Shares are transferred.

                  (e) A loan shall be secured by a pledge of Shares with a Fair Market Value of not less than the principal amount of the loan. After partial repayment of a loan, pledged Shares no longer required as security may be released into escrow or pursuant to the terms of the Option, Award or escrow agreement to the Optionee or Grantee.

         11.      Adjustment Upon Changes in Capitalization.

                  (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Program, the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Program, and the purchase price therefor, if applicable.

                  (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 425(h)(3) of the Code and only to the extent otherwise permitted by Sections 422A and 425 of the Code.

                  (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock, securities, Performance Units or Performance Shares (other than rights or warrants to purchase securities), such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Performance Units or Performance Shares pursuant to the Award or Shares subject to the Option, as the case may be, prior to such Change in Capitalization.

         12. Effect of Certain Transactions. Subject to Sections 6(i), 7(i), 8(c)(2) and 9(d), in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Program and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms and each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or Award or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share.

         13. Release of Financial Information. A copy of the Company's annual report to stockholders shall be delivered to each Optionee and Grantee at the time such report is distributed to the Company's stockholders. Upon reasonable request the Company shall furnish as soon as reasonably practicable, to each Optionee and Grantee a copy of its most recent annual report and each quarterly report and current report filed under the Exchange Act since the end of the Company's prior fiscal year.

         14.      Termination and Amendment of the Program.

                  (a) The Program shall terminate on the day preceding the tenth anniversary of its effective date and no Option or Award may be granted thereafter. The Board may sooner terminate or amend the Program (other than to reduce the rights of Optionees and Grantees, as the case may be, under Sections 6(i), 7(i), 8(c)(2) and 9(d)), at any time and from time to time; provided, however, that to the extent necessary under Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve (12) months before or after the date of adoption of such amendment.

                  (b) Except as provided in Sections 11 and 12 hereof, rights and obligations under any Option or Award granted before any amendment of the Program shall not be adversely altered or impaired by such amendment, except with the consent of the Optionee or Grantee, as the case may be.

         15. Non-Exclusivity of the Program. The adoption of the Program by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Program, and such arrangements may be either applicable generally or only in specific cases.

         16. Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Program shall be construed to:

                  (a) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

                  (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Program;

                  (c) limit in any way the right of the Company to terminate the employment of any person at any time; or

                  (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person in any particular position at any particular rate of compensation or for any particular period of time.

         17.      Regulations and Other Approvals Governing Law.

                  (a) This Program and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof, except to the extent that such law is preempted by federal law.

                  (b) The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Program shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

                  (c) The Program is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Program or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Program.

                  (d) The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

                  (e) Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Program is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

                  (f) Notwithstanding anything contained in the Program to the contrary, in the event that the disposition of Shares acquired pursuant to the Program is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to the Program, as a condition precedent to receipt of such Shares (including upon exercise of an Option), to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately legended to reflect their status as restricted securities as aforesaid.

         18.      Miscellaneous.

                  (a) Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Program at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Employee during the term of the Program, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Employee. The grant of multiple Options and/or Awards may be evidenced by a single Agreement or multiple Agreements, as determined by the Committee.

                  (b)      Withholding of Taxes.

                           (1) The Company shall have the right to deduct from any distribution of cash to any Optionee or Grantee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the `Withholding Taxes") with respect to any Option or Award. If an Optionee or Grantee is entitled to receive Shares upon exercise of an

                  Option or pursuant to an Award, the Optionee or Grantee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such Shares. In satisfaction of the Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option or pursuant to an Award having an aggregate Fair Market Value equal to the Withholding Taxes, provided that (i) in respect of an Optionee or Grantee who may be subject to liability under Section 16(b) of the Exchange Act (unless his or her employment was terminated due to Disability or death), (A) the Optionee or Grantee makes the Tax Election at least six (6) months after the date the Option or Award was granted and (B) the Tax Election is made either at least six (6) months prior to the date that the amount of the Withholding Taxes are determined (the "Tax Date") or during the ten (10) day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statements of earnings, (ii) the Tax Election is made prior to the Tax Date, and (iii) the Tax Election is irrevocable; provided, however, in the event that the Tax Date occurs subsequent to the exercise of the Option or issuance of Shares, the Optionee or Grantee shall tender back to the Company on the Tax Date that number of Shares having a Fair Market Value on the date preceding the Tax Date at least equal to the Withholding Taxes.

                           (2) If an Optionee makes a disposition, within the meaning of Section 425(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to him pursuant to his exercise of the Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office, and immediately deliver to the Company the amount of Withholding Taxes.

                  (c) Designation of Beneficiary. Each Optionee and Grantee may designate a person or persons to receive in the event of his or her death, any Option or Award or any amount payable pursuant thereto, to which be or she would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If an Optionee fails effectively to designate a beneficiary, then his or her estate will be deemed to be the beneficiary.

         19. Effective Date. The effective date of the Program shall be the date of its adoption by the Board, subject only to the approval by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of such adoption.